                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  June 17, 1999
                Date of Report (Date of earliest event reported):

                        COMMERCIAL NET LEASE REALTY, INC.
             (Exact name of Registrant as specified in its Charter)

          Maryland                        0-12989                         56-1431377
 (State or Other Jurisdiction of   (Commission File Number)  (IRS Employer Identification Number)
 Incorporation or Organization)

                             455 South Orange Avenue
                                    Suite 700
                             Orlando, Florida 32801
          (Address of principal executive offices, including zip code)

                                 (407) 265-7348
              (Registrant's telephone number, including area code)

ITEM 1.    CHANGES IN CONTROL OF REGISTRANT.

           Not Applicable.

ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS.

           Not Applicable.

ITEM 3.    BANKRUPTCY OR RECEIVERSHIP.

           Not Applicable.

ITEM 4.    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

           Not Applicable.

ITEM 5.    OTHER EVENTS

       Concurrently with the filing of this Current Report on Form 8-K, the Registrant filed a Prospectus Supplement to the Registration Statement on Form S-3, File No. 333-64511 (the "Registration Statement"), with respect to the offering by the Registrant of $100,000,000 aggregate principal amount of its 8 1/8% Notes due 2004. The Registration Statement was declared effective by the Securities and Exchange Commission on October 22, 1998.

ITEM 6.    RESIGNATION OF REGISTRANT'S DIRECTORS.

        Not Applicable.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

(a)-(b) Not Applicable.

(c)     Exhibits.

     EXHIBIT NO.                               DESCRIPTION
----------------------     ---------------------------------------------------------
       1.2                  Form of Underwriting Agreement, which is being filed
                            pursuant to Regulation S-K, Item 601(b)(1) in lieu
                            of filing the otherwise required exhibit to the
                            Registration Statement, under the Securities Act of
                            1933, as amended (the "Securities Act"), and which,
                            since this Form 8-K filing is incorporated by
                            reference in such Registration Statement, is set
                            forth in full in such Registration Statement. (Filed
                            herewith.)

       4.1 Form of Indenture, which is being filed pursuant to Regulation S-K, item 601(b)(4) in lieu of in lieu of filing the otherwise required exhibit to the Registration Statement under the Securities Act, and which, since this Form 8-K filing is incorporated by reference in such Registration Statement, is set forth in full in such Registration Statement. (Filed as Exhibit 4.1 of the Registrant's Current Report on
                            Form 8-K dated March 20, 1998 and incorporated herein by reference.)

       4.2 Form of Supplemental Indenture, which is being filed pursuant to Regulation S-K, Item

                            601(b)(4) in lieu of filing the otherwise required exhibit to the Registration Statement under the Securities Act, and which, since this Form 8-K filing is incorporated by reference in such Registration Statement, is set forth in full in such Registration Statement. (Filed herewith.)

          4.3 Form of 8 1/8% Notes due 2004, which is being filed pursuant to Regulation S-K, Item 601(b)(4) in lieu of filing the otherwise required exhibit to the Registration Statement under the Securities Act, and which, since this Form 8-K filing is incorporated by reference in such Registration Statement, is set forth in full in such Registration Statement. (Filed herewith.)

             5 Opinion of Shaw Pittman, which is being filed pursuant to Regulation S-K, Item 601(b)(5) in lieu of filing the otherwise required exhibit to the Registration Statement under the Securities Act, and which, since this Form 8-K filing is incorporated by reference in such Registration
                            Statement, is set forth in full in such
                            Registration Statement. (Filed herewith.)

          23.1 Consent of Shaw Pittman (contained in the opinion filed as Exhibit 5 hereto), which is being filed pursuant to Regulation S-K, Item 601(b)(23) in lieu of filing the otherwise required exhibit to the Registration Statement under the Securities Act, and which, since this Form 8-K filing is incorporated by reference in such Registration
                            Statement, is set forth in full in such
                            Registration Statement. (Filed herewith.)

            25 Statement of Eligibility of Trustee, which is being filed pursuant to Regulation S-K, Item 601(b)(25) in lieu of filing the otherwise required exhibit to the Registration Statement under the Securities Act, and which, since this Form 8-K filing is incorporated by reference in such Registration Statement, is set forth in full in such Registration Statement. (Filed as Exhibit 25 of the Registrant's Current Report on
                            Form 8-K dated March 20, 1998 and incorporated herein by reference.)

ITEM 8.    CHANGE IN FISCAL YEAR.

           Not Applicable.

                                    SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                  COMMERCIAL NET LEASE REALTY, INC..


Date:  June 17, 1999              By:   /s/ Kevin B. Habicht.
                                        ---------------------
                                        Kevin B. Habicht
                                        Chief Financial Officer

                                                                     EXHIBIT 1.2





                        COMMERCIAL NET LEASE REALTY, INC.

                             8 1/8% Notes due 2004

                             UNDERWRITING AGREEMENT

                                                              New York, New York

                                                                   June 17, 1999

Salomon Smith Barney
J.P. Morgan & Co.
Goldman, Sachs & Co.
First Union Capital Markets Corp.

c/o Salomon Smith Barney
388 Greenwich Street
New York, NY  10013

Ladies and Gentlemen:

               Commercial Net Lease Realty, Inc., a Maryland corporation (the "Company"), proposes to issue and sell to the several underwriters named in
Schedule I hereto (the "Underwriters") an aggregate principal amount of $100,000,000 8 1/8% notes due 2004 (the "Securities"), to be issued under an indenture (as the same may be amended and supplemented, the "Indenture") dated as of March 25, 1999, as amended and Supplemented by a First Supplemental Indenture dated as of March 25, 1999, between the Company and First Union National Bank, as trustee (the "Trustee").

               The Company wishes to confirm as follows its agreement with the several Underwriters in connection with the several purchases of the Securities by the Underwriters.

               1. Registration Statement and Prospectus. The Company has prepared and filed with the Securities and Exchange Commission (the "Commission") in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Act"), a registration statement on Form S-3 under the Act (the "registration statement", file number 333-64511), including a prospectus relating to the Offered Securities (as defined therein), and has filed with, or transmitted for filing to, or shall promptly hereafter file with or transmit for filing to, the Commission a supplement to the prospectus included in such registration statement (the "Prospectus Supplement") specifically relating to the Securities and the plan of distribution thereof pursuant to Rule 424 under the Act.

The term "Registration Statement" as used in this Agreement means the registration statement (including all financial schedules and exhibits), as amended to the date of this Agreement. If it is contemplated, at the time this Agreement is executed, that a post-effective amendment to the registration statement will be filed and must be declared effective before the offering of the Securities may commence, the term "Registration Statement" as used in this Agreement means the registration statement as amended by said post-effective amendment. The term "Basic Prospectus" as used in this Agreement means the prospectus in the form included in the Registration Statement. The term "Prospectus" means the Basic Prospectus, as amended or supplemented by the Prospectus Supplement. The term "Preliminary Prospectus" as used in this Agreement means a prospectus supplement, subject to completion, that specifically relates to the Securities and which has heretofore been filed with the Commission, together with the Basic Prospectus. If the Company has filed an abbreviated registration statement to register Securities pursuant to Rule 462(b) under the Act (including the exhibits thereto, the "Rule 462(b) Registration Statement"), then any reference herein to the Registration Statement shall also be deemed to include such Rule 462(b) Registration Statement. Any reference in this Agreement to the registration statement, the Registration Statement, the Basic Prospectus, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Act, and any reference to any amendment or supplement to the registration statement, the Registration Statement, the Basic Prospectus, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed by the Company with the Commission after the date of the Basic Prospectus under the Securities Exchange Act of 1934, as amended (the "Exchange Act") which, upon filing, are incorporated by reference therein, as required by paragraph (b) of
Item 12 of Form S-3. As used herein, the term "Incorporated Documents" means the documents which are incorporated by reference in the registration statement, the Registration Statement, the Basic Prospectus, any Preliminary Prospectus, the Prospectus, or any amendment or supplement thereto.

               2. Agreement to Sell and Purchase. The Company hereby agrees, subject to all the terms and conditions set forth herein, to issue and sell to each Underwriter and, upon the basis of the representations, warranties and agreements of the Company herein contained and subject to all the terms and conditions set forth herein, each Underwriter agrees, severally and not jointly, to purchase from the Company, at the purchase price set forth in Schedule I hereto the principal amount of Securities set forth opposite the name of such Underwriter in Schedule I hereto (or such number of Securities as increased in the manner set forth in Section 10 hereof).

               3. Offering by Underwriters. It is understood that the several Underwriters propose to offer the Securities for sale to the public as set forth in the Prospectus.

               4. Delivery of the Securities and Payment Therefor. Delivery of and payment for the Securities shall be made at 10:00 AM, New York City time, on June 21, 1999, or at such time on such later date not more than three Business Days after the foregoing date as the Underwriters shall designate, which date and time may be postponed by mutual written agreement of the Underwriters and the Company or as provided in Section 9 hereof (such date and time of delivery and payment for the Securities being herein called the "Closing Date"). Delivery of the Securities shall be made for the respective accounts of the several Underwriters, against payment by the several Underwriters of the purchase price thereof, to or upon the order of the Company by wire transfer payable in same-day funds to an account specified by the Company. Delivery of the Securities shall be made through the facilities of The Depository Trust Company unless the Underwriters shall otherwise instruct the Company in writing.

               5. Agreements of the Company. The Company agrees with the several Underwriters as follows:

                (a) If, at the time this Agreement is executed and delivered, it is necessary for a post-effective amendment to the registration statement to be declared effective before the offering of the Securities may commence, the Company will use its best efforts to cause such post-effective amendment to become effective as soon as possible and will advise the Underwriters promptly and, if requested by the Underwriters, will confirm such advice in writing, immediately after such post-effective amendment has become effective.

                (b) If, at any time when a prospectus relating to the Securities is required to be delivered under the Act, any event occurs as a result of which the Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend the Registration Statement or supplement the Prospectus to comply with the Act or the Exchange Act or the respective rules thereunder, the Company promptly will: (1) notify the Underwriters of such event; (2) prepare, and file with the Commission, an amendment or supplement which will correct such statement or omission or effect such compliance; and (3) supply any supplemented Prospectus to you in such quantities as you may reasonably request.

                (c) The Company will advise the Underwriters promptly and, if requested by the Underwriters, will confirm such advice in writing: (i) of any request by the Commission or its staff for amendment of or a supplement to the Registration Statement, any Preliminary Prospectus or the Prospectus or for additional information; (ii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of the suspension of qualification of the Securities for offering or sale in any jurisdiction or the initiation of any proceeding for such purpose; and (iii) within the period of time referred to in the first sentence in subsection (f) below, of any change in the Company's condition (financial or other), business, prospects, properties, net worth or results of operations, or of the happening of any event, which results in any statement of a material fact made in the Registration Statement or the Prospectus (as then amended or supplemented) being untrue or which requires the making of any additions to or changes in the Registration Statement or the Prospectus (as then amended or supplemented) in order to state a material fact required by the Act to be stated therein or necessary in order to make the statements therein not misleading, or of the necessity to amend or supplement the Prospectus (as then amended or supplemented) to comply with the Act or any other law. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, the Company will make every reasonable effort to obtain the withdrawal of such order at the earliest possible time.

               (d) The Company will furnish to the Underwriters and counsel to the Underwriters, without charge: (i) ten signed copies of the registration statement and any Rule

462(b) Registration Statement as originally filed with the Commission and of each amendment thereto, including financial statements and all exhibits to the registration statement and Rule 462(b) Registration Statement; (ii) such number of conformed copies of the registration statement as originally filed and of each amendment thereto, but without exhibits, as the Underwriters may request;
(iii) such number of copies of the Incorporated Documents, without exhibits, as the Underwriters may request; and (iv) ten copies of the exhibits to the Incorporated Documents. The Company will pay all of the expenses of printing or other production of all documents relating to the offering.

                (e) The Company will not file any amendment to the Registration Statement (including any filing under Rule 462(b)) or make any amendment or supplement to the Prospectus or, prior to the end of the period of time referred to in the first sentence in subsection (f) below, file any document which upon filing becomes an Incorporated Document, of which the Underwriters shall not previously have been advised or to which, after the Underwriters shall have received a copy of the document proposed to be filed, the Underwriters shall reasonably object; and no such further document, when it is filed, will contain an untrue statement of a material fact or will omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading.

               (f) Prior to the execution and delivery of this Agreement, the Company has delivered to the Underwriters, without charge, in such quantities as the Underwriters have requested, copies of each form of the Preliminary Prospectus. The Company consents to the use, in accordance with the provisions of the Act and with the securities or blue sky laws of the jurisdictions in which the Securities are offered by the several Underwriters and by dealers, prior to the date of the Prospectus, of each Preliminary Prospectus so furnished by the Company by the Underwriters or persons acting on behalf of the Underwriters.

                (g) As soon after the execution and delivery of this Agreement as possible and thereafter from time to time for such period as in the opinion of counsel for the Underwriters a prospectus is required by the Act to be delivered in connection with sales by any Underwriter or dealer, the Company will expeditiously deliver to each Underwriter and each dealer, without charge, as many copies of the Prospectus (and of any amendment or supplement thereto) as the Underwriters may request. The Company consents to the use of the Prospectus (and of any amendment or supplement thereto) in accordance with the provisions of the Act and with the securities or blue sky laws of the jurisdictions in which the Securities are offered by the several Underwriters and by all dealers to whom Securities may be sold, both in connection with the offering and sale of the Securities and for such period of time thereafter as the Prospectus is required by the Act to be delivered in connection with sales by any Underwriter or dealer. If during such period of time: (i) any event shall occur that in the judgment of the Company, or in the opinion of counsel for the Underwriters, is required to be set forth in the Prospectus (as then amended or supplemented) or should be set forth therein in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading; or (ii) if it is necessary to supplement or amend the Prospectus (or to file under the Exchange Act any document which, upon filing, becomes an Incorporated Document) in order to comply with the Act or any other law, the Company will forthwith prepare and, subject to the provisions of paragraph (d) above, file with the Commission an appropriate supplement or amendment thereto

(or to such document), and will expeditiously furnish to the Underwriters and dealers a reasonable number of copies thereof. In the event that the Company and the Underwriters agree that the Prospectus should be amended or supplemented, the Company, if requested by the Underwriters, will promptly issue a press release announcing or disclosing the matters to be covered by the proposed amendment or supplement.

                (h) The Company will: (i) cooperate with the Underwriters and with counsel for the Underwriters in connection with the registration or qualification of the Securities for offering and sale by the several Underwriters and by dealers under the securities or blue sky laws of such jurisdictions as the Underwriters may designate; (ii) maintain such qualifications in effect so long as required for the distribution of the Securities; (iii) pay any fee of the National Association of Securities Dealers, Inc., in connection with its review of the offering; and (iv) file such consents to service of process or other documents necessary or appropriate in order to effect such registration or qualification; provided that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to service of process in suits, other than those arising out of the offering or sale of the Securities, in any jurisdiction where it is not now so subject.

               (i) The Company will make generally available to its security holders and to the Underwriters a consolidated earnings statement, which need not be audited, covering a 12-month period commencing after the effective date of this Agreement and ending not later than 15 months thereafter, as soon as practicable after the end of such period, which consolidated earnings statement shall satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.

               (j) During the period commencing on the date hereof and ending on the date occurring three years hereafter, the Company will furnish to the
Underwriters: (i) as soon as available, if requested, a copy of each report of the Company mailed to stockholders or filed with the Commission; and (ii) from time to time such other information concerning the Company as the Underwriters may request.

               (k) If this Agreement shall terminate or shall be terminated after execution pursuant to any provisions hereof, or if this Agreement shall be terminated by the Underwriters because of any inability, failure or refusal on the part of the Company to comply with the terms or fulfill any of the conditions of this Agreement, the Company shall reimburse the Underwriters severally through Salomon Smith Barney for all out-of-pocket expenses (including fees and expenses of counsel for the Underwriters) incurred by the Underwriters in connection herewith.

               (l) The Company will apply the net proceeds from the sale of the Securities substantially in accordance with the description set forth in the Prospectus.

               (m) If Rule 430A of the Act is employed, the Company will timely file the Prospectus pursuant to Rule 424(b) under the Act and will advise the Underwriters of the time and manner of such filing.

               (n) The Company has not taken, nor will it take, directly or indirectly, any action designed to, or that might reasonably be expected to cause or result in, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

               (o) The Company will comply and will use its best efforts to cause its tenants to comply in all material respects with all applicable Environmental Laws (as hereinafter defined).

               (p) The Company will use its best efforts to continue to qualify as a real estate investment trust (a "REIT") under the Internal Revenue Code of 1986, as amended (the "Code"), and to continue to have each of its subsidiaries comply with all applicable laws and regulations necessary to maintain a status as a "qualified REIT subsidiary" under the Code.

               (q) The Company will use all reasonable best efforts to do or perform all things required to be done or performed by the Company prior to the Closing Date to satisfy all conditions precedent to the delivery of the Securities pursuant to this Agreement.

                (r) The Company will not, without the prior written consent of Salomon Smith Barney, offer, sell, contract to sell, pledge, or otherwise dispose of, or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the Company or any affiliate of the Company or any person in privity with the Company or any affiliate of the Company, directly or indirectly, including the filing (or participation in the filing) of a registration statement with the Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act, any debt securities issued or guaranteed by the Company (other than the Securities) or publicly announce an intention to effect any such transaction, until the Closing Date.

               6. Representations and Warranties of the Company. The Company hereby represents and warrants to each Underwriter:

                (a) The Basic Prospectus and each Preliminary Prospectus included as part of the registration statement as originally filed or as part of any amendment or supplement thereto, or filed pursuant to Rule 424 under the Act, complied when so filed in all material respects with the provisions of the Act.

                (b) The Company and the transactions contemplated by this Agreement meet all of the requirements for using Form S-3 under the Act. The Registration Statement has become effective for the registration under the Act of the Securities. No stop order suspending the effectiveness of the Registration Statement is in effect, and, to the best of the Company's knowledge, no proceedings for such purpose are pending before or threatened by the Commission. The Registration Statement meets the requirements set forth in Rule 415(a)(1)(x) under the Act and complies in all other material respects with such Rule. The registration statement, in the form in which it became effective, and also in such form as it may be when any post-effective amendment thereto shall become effective, and the Prospectus and any supplement or amendment thereto, each when filed with the Commission under Rule 424(b) under the Act, complied or will comply in all material respects with the provisions of the Act, the Exchange Act and the Trust Indenture Act of 1939, as amended, and the rules and regulations promulgated thereunder (the "Trust Indenture Act") and did not and will not at any such times contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein not misleading. On the date that the registration statement, any post-effective amendment or amendments thereto and any Rule 462(b) Registration became or become effective, the Indenture did or will comply in all material respects with the applicable requirements of the Trust Indenture Act and the rules thereunder. The representation and warranty contained in this
Section 6(b) does not apply to (i) that part of the registration statement which shall constitute the Statement of Eligibility and Qualification (Form T-1) under the Trust Indenture Act of the Trustee or (ii) statements in or omissions from the registration statement or the Prospectus made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by or on behalf of any Underwriter expressly for use therein.

                (c) The Incorporated Documents heretofore filed, when they were filed (or, if any amendment with respect to any such document was filed, when such amendment was filed), conformed in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission thereunder. No such document when it was filed (or, if an amendment with respect to any such document was filed, when such amendment was filed), contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

                (d) Upon the delivery of the Securities pursuant to Section 4 of this Agreement, the Securities will be validly issued pursuant to the Indenture and will conform in all material respects to the description of the Securities contained in the Prospectus.

                (e) Each of the Company and each of its subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus, and each is duly registered and qualified to conduct its business, and is in good standing, in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or qualify does not have a material adverse effect on the condition (financial or other), business, properties, net worth or results of operations of the Company and its subsidiaries. Neither the Company nor any of its subsidiaries does any business in Cuba.

                (f) The Company has no subsidiary or subsidiaries other than Net Lease Realty I, Inc., Net Lease Realty II, Inc., Net Lease Realty III, Inc., and Net Lease Realty IV, Inc., and does not control, directly or indirectly, any corporation, partnership, joint venture, association or other business association. The issued shares of capital stock of each of the Company's subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable and are owned legally and beneficially by the Company free and clear of any security interests, liens, encumbrances, equities or claims.

                (g) There are no legal or governmental actions, suits or proceedings pending or, to the knowledge of the Company, threatened, against the Company or any of its subsidiaries, or to which the Company or any properties of the Company or any of its subsidiaries is subject, that (A) are required to be described in the Registration Statement or the Prospectus but are not described as required; (B) could reasonably be expected to have a material adverse effect on the performance of this Agreement or the consummation of any of the transactions contemplated hereby; or (C) could reasonably be expected to have a material adverse effect on the condition (financial or other), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto). There are no statutes, regulations, capital expenditures, contingencies or agreements, contracts, indentures, leases or other instruments or documents of a character that are required to be described in the Registration Statement or the Prospectus or to be filed or incorporated by reference as an exhibit to the Registration Statement or any Incorporated Document that are not described, filed or incorporated as required by the Act or the Exchange Act. The statements in the Prospectus under the heading "Certain Federal Income Tax Considerations" fairly summarize the matters therein described.

                (h) Neither the Company nor any of its subsidiaries is: (A) in violation of (i) its respective articles of incorporation or by-laws, (ii) any law, ordinance, administrative or governmental rule or regulation applicable to the Company or its subsidiaries, which violation would have a material adverse effect on the Company and its subsidiaries, or (iii) any decree of any court or governmental agency or body having jurisdiction over the Company or its subsidiaries; or (B) in default in any material respect in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any material agreement, indenture, lease or other instrument to which the Company or any of its subsidiaries is a party or by which the Company or its subsidiaries or any of their respective properties may be bound.

                (i) (A) To the best of the Company's knowledge, neither the Company nor any of its subsidiaries is in violation of any municipal, state or federal law, rule or regulation concerning any of the Properties (as defined in the Prospectus), which violation would have a material adverse effect on the Company and/or its subsidiaries; (B) to the best of the Company's knowledge, each of the Properties complies with all applicable zoning laws, ordinances and regulations in all material respects and, if and to the extent there is a failure to comply, such failure does not materially impair the value of any of such properties and will not result in a forfeiture or reversion of title thereof; (C) neither the Company nor any of its subsidiaries has received from any governmental authority any written notice of any condemnation of, or zoning change affecting any of, the Properties, and the Company does not know of any such condemnation or zoning change which is threatened and which if consummated would have a material adverse effect on the Company or any of such properties;
(D) the leases under which the Company leases the Properties as lessor (the "Leases") are in full force and effect and have been entered into in the ordinary course of business of the Company; (E) the Company and each of its subsidiaries has complied with its respective obligations under the Leases in all material respects and the Company does not know of any default by any other party to the Leases which, alone or together with other such defaults, would have a material adverse effect on the Company or its subsidiaries or any of the properties subject to a Lease; and (F) all liens, charges, encumbrances, claims or restrictions on or affecting the properties and assets (including the Properties) of the Company and its subsidiaries that are required to be disclosed in the Prospectus are disclosed therein.

                (j) Neither the issuance and sale of the Securities, the execution, delivery or performance of this Agreement by the Company, nor the consummation by the Company of the transactions contemplated hereby, nor the fulfillment of the terms hereof or of the Indenture: (A) requires any consent, approval, authorization or other order of, or registration or filing with, any court, regulatory body, administrative agency or other governmental body, agency or official (except such as may be required for the registration of the Securities under the Act and compliance with the securities or blue sky laws of various jurisdictions), or conflicts or will conflict with or constitutes or will constitute a breach or violation of, or a default under, the articles of incorporation or by-laws of the Company or any of its subsidiaries; or (B) conflicts or will conflict with or constitutes or will constitute a breach of, or a default under, any agreement, indenture, lease or other instrument to which the Company or any of its subsidiaries is a party or by which the Company or any properties of the Company or any of its subsidiaries may be bound, or violates or will violate any statute, law, regulation or filing or judgment, injunction, order or decree applicable to the Company or any of its subsidiaries or any properties of the Company or any of its subsidiaries, or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to the terms of any agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries may be bound, or to which any property or assets of the Company or any of its subsidiaries is subject.

                (k) To the Company's knowledge, the accountants, KPMG LLP, who have certified or shall certify the financial statements and schedules included or incorporated by reference in the Registration Statement and the Prospectus (or any amendment or supplement thereto), are independent public accountants with respect to the Company as required by the Act and the applicable published rules and regulations thereunder.

               The financial statements, together with related schedules and notes, included or incorporated by reference in the Registration Statement and the Prospectus (and any amendment or supplement thereto), present fairly in all material respects the financial position, results of operations and changes in financial position of the Company and its subsidiaries on the basis stated in the Registration Statement and the Incorporated Documents at the respective dates or for the respective periods to which they apply. Such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein. The other financial and statistical information and data included or incorporated by reference in the Registration Statement and the Prospectus (and any amendment or supplement thereto) are accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Company and its subsidiaries. The pro forma financial statements and other pro forma financial information included, or incorporated by reference in, the Registration Statement and the Prospectus include assumptions that provide a reasonable basis for presenting the significant effects directly attributable to the transactions and events described therein, the related pro forma adjustments give appropriate effect to those assumptions, and the pro forma adjustments reflect the proper application of those adjustments to the historical financial statement amounts in the pro forma financial statements included in the Prospectus and the Registration Statement. The pro forma financial statements included in the Prospectus and the Registration Statement comply as to form in all material respects with the applicable accounting requirements of Regulation S-X under the Act and the pro forma adjustments have been properly applied to the historical amounts in the compilation of those statements.

                (l) The execution and delivery of, and the performance by the Company of its obligations under, this Agreement and the Indenture have been duly and validly authorized by the Company, and this Agreement and Indenture have been duly executed and delivered by the Company and constitutes the valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms, except only to the extent that rights to indemnity and contribution hereunder may be limited by federal or state securities laws.

                (m) Except as disclosed in the Registration Statement and the Prospectus (or any amendment or supplement thereto), subsequent to the respective dates as of which such information is given in the Registration Statement and the Prospectus (or any amendment or supplement thereto), neither the Company nor any of its subsidiaries has incurred any liability or obligation, direct or contingent, or entered into any transaction, not in the ordinary course of business, that is material to the Company and its subsidiaries, and there has not been any change in the capital stock, or material increase in the short-term debt or long-term debt, of either the Company or its subsidiaries, or any material adverse change, or any development involving or which may reasonably be expected to involve, a prospective material adverse change, in the condition (financial or other), business, prospects, net worth or results of operations of either the Company or its subsidiaries.

                (n) The Company and each of its subsidiaries has good and marketable title to all property (real and personal) described in the Prospectus as being owned by each of them (including the Properties), free and clear of all liens, claims, security interests or other encumbrances except such as are described in the Registration Statement and the Prospectus, or in any document filed as an exhibit to the Registration Statement, and each property described in the Prospectus as being held under lease by the Company or any of its subsidiaries is held by it under a valid, subsisting and enforceable lease.

                (o) [Intentionally omitted]

                (p) The Company has not distributed and, prior to the later to occur of (x) the Closing Date and (y) completion of the distribution of the Securities, will not distribute, any offering material in connection with the offering and sale of the Securities other than the Registration Statement, the Preliminary Prospectus, the Prospectus or other materials, if any, permitted by the Act. The Company has not, directly or indirectly: (i) taken any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities; or (ii) since the filing of the Registration Statement (A) sold, bid for, purchased, or paid anyone any compensation for soliciting purchases of, the

Securities or (B) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

                (q) The Company and each of its subsidiaries possess all certificates, permits, licenses, franchises and authorizations of governmental or regulatory authorities ("permits") as are necessary to own their respective properties and to conduct their respective businesses in the manner described in the Prospectus, subject to such qualifications as may be set forth in the Prospectus. The Company and each of its subsidiaries has fulfilled and performed all of their respective material obligations with respect to such permits, and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or which would result in any other material impairment of the rights of the holder of any such permit, subject in each case to such qualification as may be set forth in the Prospectus. Except as described in the Prospectus, none of the permits contains any restriction that is materially burdensome to the Company and/or its subsidiaries. Except as described in the Prospectus, exclusive of any supplement thereto, neither the revocation or modification of any permit singly or in the aggregate, nor the announcement of an unfavorable decision, ruling or finding with respect to any permit, would have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole.

                (r) The Company and each of its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurances that: (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to the financial and corporate books and records and assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                (s) To the Company's knowledge, neither the Company and its subsidiaries nor any employee or agent of the Company and its subsidiaries has made any payment of funds of the Company or its subsidiaries or received or retained any funds in violation of any law, rule or regulation, which payment, receipt or retention of funds is of a character required to be disclosed in the Prospectus.

                (t) No labor problem or dispute with the employees of the Company and/or any of its subsidiaries or any of the Company's or its subsidiaries' principal suppliers, contractors or customers, exists, is threatened or imminent that could result in a material adverse change in the condition (financial or other), business, net worth or results of operations of the Company and/or its subsidiaries.

                (u) The Company has filed all foreign, federal, state and local tax returns that are required to be filed, which returns are complete and correct, or has requested extensions thereof (except in any case in which the failure so to file would not have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto)) and has paid all taxes required to be paid by it and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except for any such assessment, fine or penalty that is currently being contested in good faith or as would not have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto).

                (v) No holder of any security of the Company has any right to require registration of the Securities or any other security of the Company because of the filing of the registration statement or consummation of the transactions contemplated by this Agreement, which right has not been waived in connection with the transactions contemplated by this Agreement.

                (w) The Company and its subsidiaries own or possess all patents, trademarks, trademark registrations, service marks, service mark registrations, trade names, copyrights, licenses, inventions, trade secrets and rights described in the Prospectus as being owned by them or necessary for the conduct of their respective businesses. The Company is not aware of any claim to the contrary or any challenge by any other person to the rights of the Company and its subsidiaries with respect to the foregoing.

                (x) The Company is not now, and after sale of the Securities to be sold by the Company hereunder and the application of the net proceeds from such sale as described in the Prospectus under the caption "Use of Proceeds," will not be, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                (y) (i) To the best of the Company's knowledge, the Company, its subsidiaries, the Properties and the operations conducted thereon comply and heretofore have complied with all applicable Environmental Laws, except as is disclosed in the Environmental Reports (defined below) and except for circumstances not likely to have a material adverse effect on the relevant Property.

                              (ii) Neither the Company nor any of its
               subsidiaries has at any time and, to the best of the Company's knowledge, no other party has at any time, handled, buried, stored, retained, refined, transported, processed, manufactured, generated, produced, spilled, allowed to seep, leak, escape or leach, or be pumped, poured, emitted, emptied, discharged, injected, dumped, transferred or otherwise disposed of or dealt with, Hazardous Materials (as defined below) on, to, under or from the Properties, except as is disclosed in the environmental site assessment reports obtained by the Company on or before the date hereof in connection with the purchase of any of the Properties and provided to the Underwriters or their counsel (collectively, the "Environmental Reports") and except for those circumstances not likely to have a material adverse effect on the relevant Property. Neither the Company nor any of its subsidiaries intends to use the Properties or any subsequently acquired properties for the purpose of handling, burying, storing, retaining, refining, transporting, processing, manufacturing, generating, producing, spilling, seeping, leaking, escaping, leaching, pumping, pouring, emitting, emptying, discharging, injecting, dumping, transferring or otherwise disposing of or dealing with Hazardous Materials.

                              (iii) To the best of the Company's knowledge, no
               seepage, leak, escape, leach, discharge, injection, release, emission, spill, pumping, pouring, emptying or dumping of Hazardous Materials into waters on or adjacent to the Properties has occurred, is occurring or is reasonably expected to occur, except as is disclosed in the Environmental Reports and except for those circumstances not likely to have a material adverse effect on the relevant Property.

                              (iv) Neither the Company nor any of its
               subsidiaries has received notice from any Governmental Authority or other person of, or has knowledge of, any occurrence or circumstance which, with notice, passage of time, or failure to act, would give rise to any claim under or pursuant to any Environmental Law or under common law pertaining to Hazardous Materials on or originating from the existing Properties or arising out of the conduct of any party with respect to the existing Properties, except as disclosed in the Environmental Reports.

                              (v) To the best of the Company's knowledge, none
               of the Properties is included or proposed for inclusion on any federal, state, or local lists of sites which require or might require environmental cleanup, including, but not limited to, the National Priorities List or CERCLIS List issued pursuant to CERCLA (as defined below) by the United States Environmental Protection Agency.

               As used herein, "Hazardous Material" shall include, without limitation, any flammable explosives, radioactive materials, hazardous materials, hazardous wastes, hazardous or toxic substances, or related materials, asbestos, polychlorinated biphenyls ("PCBs"), petroleum products and by-products and substances defined or listed as "hazardous substances," "toxic substances," "hazardous waste," or "hazardous materials" in any Federal, state or local Environmental Law.

               As used herein, "Environmental Law" shall mean all laws, regulations or ordinances of any Federal, state or local governmental authority having or claiming jurisdiction over any of the Properties (a "Governmental Authority") that are designed to protect the public health and the environment or to regulate the handling of Hazardous Materials, including, without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended (42 U.S.C. Section 9601 et seq.) ("CERCLA"), the Hazardous Material Transportation Act, as amended (49 U.S.C. Section 1801 et seq.), the Resource Conservation and Recovery Act, as amended (42 U.S.C. Section 6901 et seq.), the Federal Water Pollution Control Act, as amended (33 U.S.C.
Section 1251 et seq.), and the Clean Air Act, as amended (42 U.S.C. Section 7401 et seq.), and any and all analogous future federal or present or future state or local laws.

                (z) The Company is organized in conformity with the requirements for qualification as a real estate investment trust under Sections 856 through 860 of the Code and the rules and regulations thereunder. As of the close of every taxable year during the Company's existence, the Company has had no earnings and profits accumulated in a non-REIT year within the meaning of Section 857(a)(3)(B) of the Code. The Company's past and proposed method of operation have enabled it, and will enable it, to meet the requirements for taxation as a REIT under the Code for all years of its taxable operations ending on or before December 31, 1998.

                (aa) Each of the Company's subsidiaries is in compliance with all requirements applicable to a "qualified REIT subsidiary" within the meaning of Section 856(i) of the Code and all applicable regulations under the Code, and the Company is not aware of any fact that would negatively impact such qualifications.

                (bb) The Company and each of its subsidiaries is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged and the value of their properties. All policies of insurance and fidelity or surety bonds insuring the Company or any of its subsidiaries or their respective businesses, assets, employees, officers and directors are in full force and effect. The Company and its subsidiaries are in compliance with the terms of such policies and instruments in all material respects and there are no claims by the Company or any of its subsidiaries under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause. Neither the Company nor any of its subsidiaries has been refused any insurance coverage sought or applied for, and the Company does not have any reason to believe that the Company and each of its subsidiaries will not be able to renew its respective existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue their respective businesses at a cost that would not materially and adversely affect the condition (financial or otherwise), business, prospects, net worth or results of operations of the Company and its subsidiaries taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto).

                (cc) The Company and its subsidiaries have title insurance on each of the Properties in an amount at least equal to the greater of: (a) the cost of acquisition of such property; or (b) the replacement cost of the improvements located on such property.

                (dd) No subsidiary of the Company is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such subsidiary's capital stock, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring and of such subsidiary's assets or property to the Company or any other subsidiary of the Company, except as described in or contemplated by the Prospectus.

                (ee) The Company and each of its subsidiaries is implementing a comprehensive, detailed program to analyze and address the risk that the computer hardware and software used by them may be unable to recognize and properly execute date-sensitive functions involving certain dates prior to and any dates after December 31, 1999 (the "Year 2000 Problem"), and the Company reasonably believes that such risk will be remedied on a timely basis without material expense and will not have a material adverse effect upon the financial condition and results of operations of the Company and its subsidiaries, taken as a whole. The Company believes, after due inquiry, that each supplier, vendor, customer or financial service organization used or serviced by the Company and its subsidiaries has remedied or will remedy on a timely basis the Year 2000 Problem, except to the extent that a failure to remedy by any such supplier, vendor, customer or financial service organization would not have a material adverse effect on the Company and its subsidiaries, taken as a whole. The Company is in compliance with the Commission's staff legal bulletin No. 5 dated January 12, 1998 related to Year 2000 compliance, as amended to date.

                (ff) There are no transfer taxes or other similar fees or charges under Federal law or the laws of any state, or any political subdivision thereof, required to be paid in connection with the execution and delivery of this Agreement or the issuance by the Company or sale by the Company of the Securities.

                (gg) Each of the Company and its subsidiaries has fulfilled its obligations, if any, under the minimum funding standards of Section 302 of the United States Employee Retirement Income Security Act of 1974 ("ERISA") and the regulations and published interpretations thereunder with respect to each "plan" (as defined in Section 3(3) of ERISA and such regulations and published interpretations) in which employees of the Company and its subsidiaries are eligible to participate. Each such plan is in compliance in all material respects with the presently applicable provisions of ERISA and such regulations and published interpretations. Neither the Company nor any of its subsidiaries has incurred any unpaid liability to the Pension Benefit Guaranty Corporation (other than for the payment of premiums in the ordinary course) or to any such plan under Title IV of ERISA.

               7. Indemnification and Contribution. (a) The Company agrees to indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person who controls any Underwriter, within the meaning of either the Act or the Exchange Act, against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as: (i) such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the registration of the Securities as originally filed or in any amendment thereof, or in the Basic Prospectus, any Preliminary Prospectus or the Prospectus, or in any amendment thereof or supplement thereto; or (ii) arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading. The Company agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case arising in connection with this Section 7 to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter specifically for inclusion therein. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

                  (b) Each Underwriter, severally and not jointly, agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement, and each person who controls the Company within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company to each Underwriter, but only with reference to written information relating to such Underwriter furnished to the Company by or on behalf of such Underwriter specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. The Company acknowledges that the only information furnished in writing by or on behalf of the several Underwriters for inclusion in any Preliminary Prospectus or Prospectus is as follows: under the heading "Underwriting" or "Plan of Distribution," (i) the list of Underwriters and their respective participation in the sale of the Securities, (ii) the sentences related to concessions and reallowances, and (iii) the paragraph related to stabilization, syndicate covering transactions and penalty bids in any Preliminary Prospectus and the Prospectus.

                  (c) Promptly after receipt by an indemnified party under this
Section 7 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 7, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party: (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses; and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if: (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest; (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party; (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action; or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise, or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action), unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

                  (d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 7 is unavailable to, or insufficient to hold harmless, an indemnified party for any reason, the Company and the Underwriters severally agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which the Company and one or more of the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and by the Underwriters, on the other, from the offering of the Securities; provided, however, that in no case shall any Underwriter (except as may be provided in any agreement among underwriters relating to the offering of the Securities) be responsible for any amount in excess of the underwriting discount or commission applicable to the Securities purchased by such Underwriter hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company and the Underwriters severally shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company, on the one hand, and of the Underwriters, on the other, in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses) received by it, and benefits received by the Underwriters shall be deemed to be equal to the total underwriting discounts and commissions, in each case as set forth on the cover page of the Prospectus. Relative fault shall be determined by reference to, among other things: (i) whether any untrue or any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided by the Company, on the one hand, or the Underwriters, on the other; (ii) the intent of the parties and their relative knowledge; (iii) access to information; and (iv) the opportunity to correct or prevent such untrue statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 7, each person who controls an Underwriter within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of an Underwriter shall have the same rights to contribution as such Underwriter, and each person who controls the Company within the meaning of either the Act or the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (d).

               8. Conditions of Underwriters' Obligations. The several obligations of the Underwriters to purchase the Securities hereunder are subject to the following conditions:

                (a) (i) If, at the time this Agreement is executed and delivered, it is necessary for a post-effective amendment to the registration statement to be declared effective before the offering of the Securities may commence, such post-effective amendment shall have become effective not later than 5:30 P.M., New York City time, on the date hereof, or at such later date and time as shall be consented to in writing by the Underwriters; (ii) no stop order suspending the effectiveness of the registration statement shall have been issued and no proceeding for that purpose shall have been instituted or, to the knowledge of the Company or any Underwriter, threatened by the Commission; and (iii) any request of the Commission for additional information (to be included in the registration statement or the Prospectus or otherwise) shall have been complied with to the satisfaction of the Underwriters.

                (b) Subsequent to the effective date of this Agreement, or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereto) and the Prospectus (exclusive of any amendment thereof), there shall not have occurred: (i) any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), earnings, business, properties, net worth, or results of operations of the Company and its subsidiaries, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), the effect of which, in the sole judgment of the Underwriters, is so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Registration Statement (exclusive of any amendments thereto) and the Prospectus (exclusive of any supplement thereto); or
(ii) any event or development relating to or involving the Company and its subsidiaries or any officer or director of the Company and its subsidiaries which makes any statement made in the Prospectus untrue or which, in the opinion of the Company and its counsel or the Underwriters and their counsel, requires the making of any addition to or change in the Prospectus in order to state a material fact required by the Act or any other law to be stated therein, or necessary in order to make the statements therein not misleading, if amending or supplementing the Prospectus to reflect such event or development would, in the opinion of the Underwriters, adversely affect the market for the Securities.

                (c) The Underwriters shall have received on the Closing Date, an opinion of Shaw Pittman, counsel for the Company, dated the Closing Date and addressed to the Underwriters, to the effect that:

               (i) Each of the Company and each of its subsidiaries: (x) is a corporation duly incorporated and validly existing in good standing under the laws of the State of Maryland, with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus (and any amendment or supplement thereto); and, (y) based solely on certificates of public officials and officers of the Company and its subsidiaries, is duly registered and qualified to conduct its business; and (z) is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or qualify does not have a material adverse effect on the condition (financial or other), business, properties, net worth or results of operations of the Company and its subsidiaries;

                (ii) To the knowledge of such counsel, the Company has no subsidiaries other than Net Lease Realty I, Inc., Net Lease Realty II, Inc., Net Lease Realty III, Inc., and Net Lease Realty IV, Inc., and does not control, directly or indirectly, any corporation, partnership, joint venture, association or other business association. The issued shares of capital stock of each of the Company's subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable and are owned legally and beneficially by the Company and, to the knowledge of such counsel, after due inquiry, free and clear of any security interests, liens, encumbrances, equities or claims;

               (iii) The authorized capital stock of the Company conforms in all material respects as to legal matters to the description thereof contained in the Prospectus under the captions "Description of Debt Securities," "Description of Preferred Stock," "Description of Depositary Shares", "Description of Common Stock" and "Description of Common Stock Warrants" in the Base Prospectus and under the caption "Description of Notes" in the Prospectus Supplement; and, except as set forth in the Final Prospectus, no options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities for, shares of capital stock of or ownership interests in the Company are outstanding;

               (iv) All the shares of capital stock of the Company outstanding prior to the issuance of the Securities have been duly authorized and validly issued, and are fully paid and nonassessable;

               (v) The Indenture has been duly authorized, executed and delivered, has been duly qualified under the Trust Indenture Act, and constitutes a legal, valid and binding instrument enforceable against the Company in accordance with its terms (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally from time to time in effect and to general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether considered in a proceeding in equity or at law);

               (vi) The Securities have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Underwriters pursuant to this Agreement, will constitute legal, valid and binding obligations of the Company entitled to the benefits of the Indenture;

               (vii) Upon the delivery of the Securities to the Underwriters pursuant to the terms of the Indenture, the Securities will conform in all material respects to the description of the Securities contained in the Indenture;

               (viii) To the knowledge of such counsel, based upon such inquiry as such counsel deems appropriate, no holder of securities of the Company is entitled to have such securities registered under the Registration Statement which right has not been waived in connection with the transactions contemplated by this Agreement;

               (ix) The forms of certificates for the Securities conform to the requirements of the Maryland General Corporation Law, if any;

               (x) The Registration Statement has become effective under the Act; any required filing of the Basic Prospectus, any Preliminary Prospectus or the Prospectus, and any supplements thereto, pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued, no proceedings for that purpose have been instituted or threatened and the Registration Statement and the Prospectus (other than the financial statements and other financial information contained therein, as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Act, the Exchange Act and the Trust Indenture Act and the respective rules thereunder; and such counsel has no reason to believe:
(A) that on the effective date of the registration statement, or as of the date hereof, the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading; or (B) that the Prospectus as of its date and on the Closing Date included or includes any untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (in each case, other than the financial statements and other financial information, contained therein, as to which such counsel need express no opinion);

               (xi) The Company has the corporate power and authority to enter into this Agreement, the Purchase Agreements and the Indenture and to issue, sell and deliver the Securities to the Underwriters as provided herein. This Agreement, the Purchase Agreements and the Indenture have been duly authorized, executed and delivered by the Company and are valid, legal and binding agreements of the Company, enforceable against the Company in accordance with their respective terms, except as enforcement of rights to indemnity and contribution hereunder may be limited by Federal or state securities laws or principles of public policy and subject to the qualification that the enforceability of the Company's obligations hereunder and thereunder may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights generally, and by general equitable principles when applied by a court of law or equity;

               (xii) To the knowledge of such counsel, neither the Company nor any of its subsidiaries is: (A) in violation of its respective articles of incorporation or by-laws; or (B) in default in the performance of any material obligation, agreement or condition contained in any bond, debenture, note or other evidence of indebtedness set forth on Schedule A attached to such opinion, except as may be disclosed in the Prospectus;

               (xiii) Neither the issue, offer, sale or delivery of the Securities, the execution, delivery or performance by the Company of this Agreement or the Indenture, compliance by the Company with the provisions hereof nor consummation by the Company of the transactions contemplated hereby: (A) conflicts or will conflict with or constitutes or will constitute or result in a breach of, or a default under, (1) the articles of incorporation or by-laws of the Company or any of its subsidiaries or (2) any agreement, indenture, lease or other instrument to which the Company or any of its subsidiaries is a party or by which the Company or any properties of the Company or any of its subsidiaries is bound (x) that is an exhibit to the Registration Statement or (y) which is known to such counsel; or (B) results or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or its subsidiaries, pursuant to any agreement, indenture, lease, mortgage, deed of trust or other instrument, agreement, obligation, condition or covenant to which the Company or any of its subsidiaries is bound or a party or to which any properties of the Company or any of its subsidiaries is subject; or (C) violates or will violate any statute, law, rule, regulation, judgment, order or decree applicable to the Company or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or any of its subsidiaries or any of its or their properties;

               (xiv) No consent, approval, authorization or other order of, or registration or filing with, any court, regulatory body, administrative agency or other governmental body, agency, or official is required on the part of the Company (except as have been obtained under the Act or such as may be required under state securities or blue sky laws governing the purchase and distribution of the Securities) for the valid issuance and sale of the Securities to the Underwriters as contemplated by this Agreement;

               (xv) (A) The Registration Statement and the Prospectus, and any supplements or amendments thereto (except for the financial statements and the notes thereto and the schedules and other financial and statistical data included therein, as to which such counsel need not express any opinion), comply as to form in all material respects with the requirements of the Act; and (B) each of the Incorporated Documents (except for the financial statements and the notes thereto and the schedules and other financial and statistical data included therein, as to which counsel need not express any opinion) complies as to form in all material respects with the Exchange Act and the rules and regulations of the Commission thereunder;

               (xvi) To the knowledge of such counsel, after due inquiry, there is no action, suit or proceeding pending or threatened by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries or any of its or their property of a character required to be described in the Registration Statement or Prospectus (or any amendment or supplement thereto), and there are no agreements, contracts, indentures, leases or other instruments or documents that are required to be described in the Registration Statement or the Prospectus (or any amendment or supplement thereto) or to be filed or incorporated by reference as an exhibit to the Registration Statement or any Incorporated Document that are not described, filed or incorporated as required, as the case may be;

               (xvii) To the knowledge of such counsel, neither the Company nor any of its subsidiaries is in violation of any law, ordinance, administrative or governmental rule or regulation applicable to the Company or its subsidiaries or of any decree of any court or governmental agency or body having jurisdiction over the Company or its subsidiaries;

               (xviii) Such counsel is not aware of any certificates, authorizations, licenses or permits required by any federal regulatory authority which are necessary for the Company and/or its subsidiaries to conduct their respective businesses other than any such certificates, authorizations, licenses or permits which have been obtained. To the knowledge of such counsel, neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any certificate, authorization, license or permit issued by any federal, state, municipal or foreign regulatory authority which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a material adverse change in the condition (financial or otherwise), business prospects, net worth or results of operations of the

Company or its subsidiaries;

               (xix) The Company is not subject to registration as an investment company under the Investment Company Act of 1940, as amended, and the transactions contemplated by this Agreement will not cause the Company to become an investment company subject to registration under the Investment Company Act of 1940, as amended;

               (xx) Commencing with the Company's initial taxable year, the Company has qualified as a REIT under the Code for all taxable years ending on or before December 31, 1998, and its past and proposed method of operation will enable it to qualify as a REIT under the Code for its taxable year ending on December 31, 1999; and each of the Company's subsidiaries is a "qualified REIT subsidiary" within the meaning of Section 856(i) of the Code;

               (xxi) To the knowledge of such counsel: (A) neither the Company nor any of its subsidiaries is in violation of any federal law or regulation relating to occupational safety and health or to the environment, including, without limitation, the storage, handling, transportation or disposal of hazardous or toxic materials; (B) the Company and its subsidiaries have received all permits, registrations, licenses and other approvals required of them under applicable federal occupational safety and health and environmental laws and regulations to conduct their respective businesses; and (C) the Company and each of its subsidiaries is in compliance with all terms and conditions of any such permit, registration, license or approval, except any such violation of law or regulation, failure to receive required permits, registrations, licenses or other approvals or failure to comply with the terms and conditions of such permits, registrations, licenses or approvals which would not, singly or in the aggregate, result in a material adverse change in the condition (financial or otherwise), business prospects, net worth or results of operations of the Company or its subsidiaries;

               (xxii) The statements in the Prospectus, insofar as they are descriptions of contracts or agreements or constitute statements of law or legal conclusions, are accurate and present fairly the information required to be shown in all material respects; and

               (xxiii) Although counsel has not undertaken, except as otherwise indicated in its opinion, to determine independently, and does not assume any responsibility for, the accuracy or completeness of the statements in the Registration Statement, such counsel has participated in the preparation of the Registration Statement and the Prospectus, including review and discussion of the contents thereof (including review and discussion of the contents of all Incorporated Documents), and nothing has come to the attention of such counsel that has caused it to believe that the Registration Statement (including the Incorporated Documents), at the time the Registration Statement became effective, or the Prospectus, as of its date and as of the Closing Date contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that any amendment or supplement to the Prospectus, as of its respective date, and as of the Closing Date contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no opinion with respect to the financial statements and the notes thereto and the schedules and other financial data included in the Registration Statement or the Prospectus or any Incorporated Document).

                (d) The Underwriters shall have received on the Closing Date an opinion of Willkie Farr & Gallagher, counsel for the Underwriters, dated the Closing Date and addressed to the Underwriters, with respect to the matters referred to in clauses (ix) and (xiv)(A) of the foregoing paragraph (c) and such other related matters as the Underwriters may request.

                (e) The Underwriters shall have received letters addressed to the Underwriters and dated the date hereof and the Closing Date from KPMG LLP, independent certified public accountants, substantially in the forms heretofore approved by the Underwriters.

                (f) (A) No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been taken or, to the knowledge of the Company, shall be contemplated by the Commission at or prior to the Closing Date; (B) there shall not have been any change in the capital stock of the Company nor any material increase in the short-term or long-term debt of the Company and its subsidiaries (other than in the ordinary course of business) from that set forth or contemplated in the Registration Statement or the Prospectus (or any amendment or supplement thereto); (C) there shall not have been, since the respective dates as of which information is given in the Registration Statement and the Prospectus (or any amendment or supplement thereto), except as may otherwise be stated in the Registration Statement and Prospectus (or any amendment or supplement thereto), any material adverse change in the condition (financial or other), business, prospects, properties, net worth or results of operations of the Company or its subsidiaries; (D) neither the Company nor any of its subsidiaries shall not have any liabilities or obligations, direct or contingent (whether or not in the ordinary course of business), that are material to the Company or subsidiaries, other than those reflected in the Registration Statement or the Prospectus (or any amendment or supplement thereto); and (E) all the representations and warranties of the Company contained in this Agreement shall be true and correct on and as of the date hereof and on and as of the Closing Date as if made on and as of the Closing Date, provided, that, for purposes of the representations and warranties to be made as of the Closing Date, the references to Part A of Schedule II in Sections 6(i), (n), (o) and
(cc) hereof shall also be deemed to refer to Part B of Schedule III, and the Underwriters shall have received a certificate, dated the Closing Date and signed by the chief executive officer and the chief financial officer of the Company (or such other officers as are acceptable to the Underwriters), to the effect set forth in this Section 8(f) and in Section 8(g) hereof.

                (g) The Company shall not have failed at or prior to the Closing Date to have performed or complied with any of its agreements herein contained and required to be performed or complied with by it hereunder or under the Indenture, at or prior to the Closing Date.

                (h) The Company shall have furnished or caused to be furnished to the Underwriters such further certificates and documents as the Underwriters shall have requested.

               All such opinions, certificates, letters and other documents will be in compliance with the provisions hereof only if they are satisfactory in form and substance to the Underwriters and their counsel.

               Any certificate or document signed by any officer of the Company and delivered to the Underwriters, or to counsel for the Underwriters, shall be deemed a representation and warranty by the Company to each Underwriter as to the statements made therein.

               (i) Subsequent to the effective date of this Agreement, there shall not have been any decrease in the rating of any of the Company's debt securities by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act) or any notice given of any intended or potential decrease in any such rating or of a possible change in any such rating that does not indicate the direction of the possible change.

               If any of the conditions specified in this Section 8 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Underwriters and counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be canceled by the Underwriters at, or at any time prior to, the Closing Date. Notice of such cancellation shall be given to the Company in writing or by telephone or facsimile confirmed in writing.

               The documents required to be delivered by this Section 8 shall be delivered at the offices of Willkie Farr & Gallagher, counsel for the Underwriters, at 787 Seventh Avenue, New York, New York 10019 on the Closing Date.

               9. Expenses. The Company agrees to pay the following costs and expenses and all other costs and expenses incident to the performance by the Company of its obligations hereunder: (i) the preparation, printing or reproduction, and filing with the Commission of the registration statement (including financial statements and exhibits thereto), each Preliminary Prospectus, the Prospectus, and each amendment or supplement to any of them;
(ii) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the registration statement, each Preliminary Prospectus, the Prospectus, the Incorporated Documents, and all amendments or supplements to any of them, as may be reasonably requested for use in connection with the offering and sale of the Securities; (iii) the preparation, printing, authentication, issuance and delivery of certificates for the Securities, including any stamp taxes in connection with the original issuance and sale of the Securities; (iv) the printing (or reproduction) and delivery of this Agreement, the preliminary and supplemental blue sky memoranda and all other agreements or documents printed (or reproduced) and delivered in connection with the offering of the Securities;
(v) the registration or qualification of the Securities for offer and sale under the securities or blue sky laws of the several states as provided in Section 5(g) hereof (including the reasonable fees, expenses and disbursements of counsel for the Underwriters relating to the preparation, printing or reproduction, and delivery of the preliminary and supplemental blue sky memoranda and such registration and qualification); (vi) the filing fees and the fees and expenses of counsel for the Underwriters in connection with any filings required to be made with the National Association of Securities Dealers, Inc.;
(vii) the transportation and other expenses incurred by or on behalf of Company representatives in connection with presentations to prospective purchasers of the Securities; and (viii) the fees and expenses of the Company's accountants and the fees and expenses of counsel (including local and special counsel) for the Company.

               10. Effective Date of Agreement. This Agreement shall become effective: (i) upon the execution and delivery hereof by the parties hereto; or
(ii) if, at the time this Agreement is executed and delivered, it is necessary for a post-effective amendment to the registration statement to be declared effective before the offering of the Securities may commence, when notification of the effectiveness of such post-effective amendment has been released by the Commission. Until such time as this Agreement shall have become effective, it may be terminated by the Company, by notifying the Underwriters, or by the Underwriters, by notifying the Company.

               If any one or more Underwriters shall fail to purchase and pay for any of the Securities agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the principal amount of Securities set forth opposite their names in Schedule I hereto bears to the aggregate amount of Securities set forth opposite the names of all the remaining Underwriters) the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate principal amount of Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate principal amount of Securities set forth in Schedule I hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Securities, and if such nondefaulting Underwriters do not purchase all the Securities, this Agreement will terminate without liability to any nondefaulting Underwriter or the Company. In the event of a default by any Underwriter as set forth in this Section 10, the Closing Date shall be postponed for such period, not exceeding five Business Days, as the nondefaulting Underwriters shall determine in order that the required changes in the Registration Statement and the Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company and any nondefaulting Underwriter for damages occasioned by its default hereunder.

               Any notice under this Section 10 may be given by telegram, telecopy or telephone but shall be subsequently confirmed by letter.

               11. Termination of Agreement. This Agreement shall be subject to termination in the absolute discretion of the Underwriters, without liability on the part of any Underwriter to the Company, by notice to the Company, if, prior to the Closing Date (if different from the Closing Date and then only as to the Securities): (i) trading in securities generally on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market shall have been suspended or materially limited; (ii) a general moratorium on commercial banking activities in New York or Florida shall have been declared by either federal or state authorities; or (iii) there shall have occurred any outbreak or escalation of hostilities or other international or domestic calamity, crisis or change in political, financial or economic conditions, the effect of which on the financial markets of the United States is such as to make it, in the judgment of the Underwriters, impracticable or inadvisable to commence or continue the offering of the Securities at the offering price to the public set forth on the cover page of the Prospectus. Notice of such termination may be given to the Company by telegram, telecopy or telephone and shall be subsequently confirmed by letter.

               12. Information Furnished by the Underwriters. The statements in the third, fifth, sixth and seventh paragraphs under the caption "Underwriting" in any Preliminary Prospectus and in the Prospectus Supplement, constitute the only information furnished by or on behalf of the Underwriters as such information is referred to in Sections 6(b) and 7 hereof.

               13. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company or any of the officers, directors, employees, agents or controlling persons referred to in
Section 7 hereof, and will survive delivery of and payment for the Securities. The provisions of Sections 7 and 9 hereof shall survive the termination or cancellation of this Agreement.

               14. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Underwriters, will be mailed, delivered or telefaxed to the Salomon Smith Barney General Counsel (fax no.:
(212) 816-7912) and confirmed to the General Counsel, Salomon Smith Barney, at 388 Greenwich Street, New York, New York, 10013, Attention: General Counsel; or, if sent to the Company, will be mailed, delivered or telefaxed to the office of the Company at 400 East South Street, Suite 500, Orlando, Florida 32801,
Attention: James M. Seneff, Jr., Chairman and Chief Executive Officer.

               15. Successors. This Agreement has been made solely for the benefit of the several Underwriters, the Company, its directors and officers, and the other controlling persons referred to in Section 7 hereof and their respective successors and assigns, to the extent provided herein. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 7 hereof, and no other person shall acquire or have any right under or by virtue of this Agreement. Neither the term "successor" nor the term "successors and assigns" as used in this Agreement shall include a purchaser from any Underwriter of any of the Securities in his status as such purchaser.

               16. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York without giving effect to the conflict or choice of laws principles thereof.

               17. Counterparts. This Agreement may be signed in one or more counterparts, each of which shall constitute an original, and all of which together shall constitute one and the same agreement.

               18. Headings. The section headings used herein are for convenience only and shall not affect the construction hereof.

               19. Definitions. The terms which follow, when used in this Agreement, shall have the meanings indicated.

               "Business Day" shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in New York City.

               If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company and the several Underwriters.

                                            Very truly yours,

                                            COMMERCIAL NET LEASE REALTY, INC.



                                            By     ______________________

                                                   Name:

                                                   Title:



The foregoing Agreement is hereby confirmed and accepted as of the date on the first page hereof.



SALOMON SMITH BARNEY INC.



By      _____________________

        Managing Director



For itself and the other several Underwriters named in Schedule I to the foregoing Agreement.

                                   SCHEDULE I

                        COMMERCIAL NET LEASE REALTY, INC.

                                                                           Principal Amount of

Underwriter                                                         Securities to be Purchased


First Union Capital Markets Corp........................................     $_________

Goldman, Sachs & Co.....................................................      _________

J.P. Morgan & Co........................................................      _________

Salomon Smith Barney....................................................      _________



Total...................................................................     $_________

                                                                     EXHIBIT 4.2

                        COMMERCIAL NET LEASE REALTY, INC.

                                    as Issuer

                                       to

                            FIRST UNION NATIONAL BANK

                                   as Trustee

                          Supplemental Indenture No. 2

                            Dated as of June 21, 1999

            --------------------------------------------------------

             Supplementing the Indenture dated as of March 25, 1998

            --------------------------------------------------------



                                  $100,000,000

                                       of

                              8-1/8% Notes due 2004

       SUPPLEMENTAL INDENTURE NO. 2, dated as of June ___, 1999 (the "Supplemental Indenture No. 2"), between COMMERCIAL NET LEASE REALTY, INC., a corporation duly organized and existing under the laws of the State of Maryland (herein called the "Company"), and First Union National Bank, a national banking association duly organized and existing under the laws of the United States of America, as Trustee (herein called the "Trustee").

                             RECITALS OF THE COMPANY

       The Company and the Trustee are parties to an Indenture, dated as of March 25, 1998 (the "Original Indenture"), as supplemented by Supplemental Indenture No. 1 dated as of March 25, 1998 (together with the Original Indenture and this Supplemental Indenture No. 2, the "Indenture") a form of which has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, as an exhibit to the Company's Registration Statement on Form S-3 (Registration No. 333-24773), providing for the issuance from time to time of Debt Securities of the Company (the "Securities").

       The Company has heretofore issued, pursuant to the Indenture, $100,000,000 aggregate principal amount of 7 1/8% Notes due 2008.

       The Company has commenced an offering of 8-1/8% Notes due 2004 (the "8-1/8% Notes").

       Section 3.1 of the Indenture provides for various matters with respect to any series of Securities issued under the Indenture to be established in an indenture supplemental to the Indenture.

       Section 9.1(7) of the Indenture provides for the Company and the Trustee to enter into an indenture supplemental to the Indenture to establish the form or terms of Securities of any series as provided by Sections 2.1 and 3.1 of the Indenture.

       The Board of Directors of the Company has duly adopted resolutions authorizing the Company to execute and deliver this Supplemental Indenture No. 2.

       All the conditions and requirements necessary to make this Supplemental Indenture No. 2, when duly executed and delivered, a valid and binding agreement in accordance with its terms and for the purposes herein expressed, have been performed and fulfilled.

       NOW, THEREFORE, THIS SUPPLEMENTAL INDENTURE NO. 2 WITNESSETH:

       For and in consideration of the premises and the purchase of each of the series of Securities provided for herein by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities, as follows:

                                   ARTICLE ONE

                       RELATION TO INDENTURE; DEFINITIONS

       SECTION 1.1. Relation to Indenture.

       This Supplemental Indenture No. 2 constitutes an integral part of the Indenture.

       SECTION 1.2. Definitions.

       For all purposes of this Supplemental Indenture No. 2, the following terms shall have the meanings specified except as otherwise expressly provided for or unless the context otherwise requires. Capitalized terms used but not defined herein shall have the respective meanings assigned to them in the Indenture. All references herein to Articles and Sections, unless otherwise specified, refer to the corresponding Articles and Sections of this Supplemental Indenture No. 2.

       "8-1/8% Notes" has the meaning given in the Recitals of the Company.

       "Acquired Indebtedness" means Indebtedness of a Person (i) existing at the time such Person becomes a Subsidiary or (ii) assumed in connection with the acquisition of assets from such Person, in each case, other than Indebtedness incurred in connection with, or in contemplation of, such Person becoming a Subsidiary or such acquisition. Acquired Indebtedness shall be deemed to be incurred on the date of the related acquisition of assets from any Person or the date the acquired Person becomes a Subsidiary.

       "Advisor Transaction" means the merger of CNL Realty Advisors, Inc. with and into a wholly-owned subsidiary of the Company which was consummated on January 1, 1998.

       "Annual Debt Service Charge" for any period means the aggregate interest expense for such period in respect of, and the amortization during such period of any original issue discount of, Indebtedness of the Company and its Subsidiaries and the amount of dividends which are payable during such period in respect of any Disqualified Stock.

       "Business Day" means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in the City of New York or in the City of Charlotte are authorized or required by law, regulation or executive order to close.

       "Capital Stock" means, with respect to any Person, any capital stock (including preferred stock), shares, interests, participations or other ownership interests (however designated) of such Person and any rights (other than debt securities convertible into or exchangeable for corporate stock), warrants or options to purchase any thereof.

       "Consolidated Income Available for Debt Service" for any period means Earnings from Operations of the Company and its Subsidiaries plus amounts which have been deducted, and minus amounts which have been added, for the following (without duplication): (i) interest on Indebtedness of the Company and its Subsidiaries, (ii) provision for taxes of the Company and its Subsidiaries based on income, (iii) amortization of debt discount, (iv) provisions for gains and losses on properties and property depreciation and amortization, (v) the effect of any noncash charge resulting from a change in accounting principles in determining Earnings from Operations for such period and (vi) amortization of deferred charges.

       "Corporate Trust Office" means the office of the Trustee at which, at any particular time, its corporate trust business shall be principally administered, which office at the date hereof is located at 225 Water Street, Third Floor, Jacksonville, Florida 32202, and for purposes of the Place of Payment provisions of Sections 3.5 and 10.2 of the Indenture, is located at 1525 West W.T. Harris Blvd., Charlotte, North Carolina 28288-1153.

       "Disqualified Stock" means, with respect to any Person, any Capital Stock of such Person which by the terms of such Capital Stock (or by the terms of any security into which it is convertible or for which it is exchangeable or exercisable), upon the happening of any event or otherwise (i) matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise (other than Capital Stock which is redeemable solely in exchange for common stock), (ii) is convertible into or exchangeable or exercisable for Indebtedness or Disqualified Stock or (iii) is redeemable at the option of the holder thereof, in whole or in part (other than Capital Stock which is redeemable solely in exchange for Capital Stock which is not Disqualified Stock or the redemption price of which may, at the option of such Person, be paid in Capital Stock which is not Disqualified Stock), in each case on or prior to the Stated Maturity of the Notes.

       "Earnings from Operations" for any period means net earnings excluding
(i) gains and losses on sales of investments, extraordinary items and property valuation losses and (ii) costs and expenses associated with the Advisor Transaction, net as reflected in the financial statements of the Company and its Subsidiaries for such period determined on a consolidated basis in accordance with GAAP

(which will include the fair market value, at the time of issuance, of the shares of the Company's common stock, $.01 par value, issuable to the former stockholders of CNL Realty Advisors, Inc. as a result of the Advisor Transaction, and reasonable attorneys' and accountants' fees and miscellaneous other expenses incurred by the Company in connection therewith),.

       "Encumbrance" means any mortgage, lien, charge, pledge or security interest of any kind.

       "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder by the Commission.

       "GAAP" means generally accepted accounting principles as used in the United States applied on a consistent basis as in effect from time to time; provided that solely for purposes of any calculation required by the financial covenants contained herein, "GAAP" shall mean generally accepted accounting principles as used in the United States on the date hereof, applied on a consistent basis.

       "Indebtedness" of the Company or any Subsidiary means any indebtedness of the Company or any Subsidiary, whether or not contingent, in respect of (i) borrowed money or evidenced by bonds, notes, debentures or similar instruments whether or not such indebtedness is secured by any Encumbrance existing on property owned by the Company or any Subsidiary, (ii) indebtedness for borrowed money of a Person other than the Company or a Subsidiary which is secured by any Encumbrance existing on property owned by the Company or any Subsidiary, to the extent of the lesser of (x) the amount of indebtedness so secured and (y) the fair market value (as determined in good faith by the Board of Directors of the Company) of the property subject to such Encumbrance, (iii) the reimbursement obligations, contingent or otherwise, in connection with any letters of credit actually issued or amounts representing the balance deferred and unpaid of the purchase price of any property or services, except any such balance that constitutes an accrued expense or trade payable, or all conditional sale obligations or obligations under any title retention agreement, (iv) the principal amount of all obligations of the Company or any Subsidiary with respect to redemption, repayment or other repurchase of any Disqualified Stock, or (v) any lease of property by the Company or any Subsidiary as lessee which is reflected on the Company's consolidated balance sheet as a capitalized lease in accordance with GAAP, and also includes, to the extent not otherwise included, any obligation by the Company or any Subsidiary to be liable for, or to pay, as obligor, guarantor or otherwise (other than for purposes of collection in the ordinary course of business), Indebtedness of another Person (other than the Company or any Subsidiary) (it being understood that Indebtedness shall be deemed to be incurred by the Company or any Subsidiary whenever the Company or such Subsidiary shall create, assume, guarantee or otherwise become liable in respect thereof).

       "Make-Whole Amount" means, in connection with any optional redemption or accelerated payment of any Note, the excess, if any, of (i) the aggregate present value as of the date of such redemption or accelerated payment of each dollar of principal being redeemed or paid and the amount of interest (exclusive of interest accrued to the date of redemption or accelerated payment) that would have been payable in respect of such dollar if such redemption or accelerated payment had not been made, determined by discounting, on a semi-annual basis, such principal and interest at the Reinvestment Rate (determined on the third Business Day preceding the date such notice of Redemption is given or declaration of acceleration is made) from the respective dates on which such principal and interest would have been payable if such redemption or accelerated payment had not been made, over (ii) the aggregate principal amount of the Notes being redeemed or paid.

       "Redemption Price" has the meaning specified in Section 2.5 hereof.

       "Reinvestment Rate" means .25 percent (twenty-five one hundredths of one percent) plus the arithmetic mean of the yields under the respective headings "This Week" and "Last Week" published in the Statistical Release under the caption "Treasury Constant Maturities" for the maturity (rounded to the nearest month) corresponding to the remaining life to maturity, as of the payment date of the principal being redeemed or paid. If no maturity exactly corresponds to such maturity, yields for the two published maturities most closely corresponding to such maturity shall be calculated pursuant to the immediately preceding sentence and the Reinvestment Rate shall be interpolated or extrapolated from such yields on a straight-line basis, rounding in each of such relevant periods to the nearest month. For such purposes of calculating the Reinvestment Rate, the most recent Statistical Release published prior to the date of determination of the Make-Whole Amount shall be used.

       "Statistical Release" means the statistical release designated "H.15(519)" or any successor publication which is published weekly by the Federal Reserve System and which establishes yields on actively traded United States government securities adjusted to constant maturities or, if such statistical release is not published at the time of any determination of the Make-Whole Amount, then such other reasonably comparable index which shall be designated by the Company.

       "Subsidiary" means, with respect to any Person, any corporation or other entity of which a majority of (i) the voting power of the voting equity securities or (ii) the outstanding equity interests of which are owned, directly or indirectly, by such Person. For the purposes of this definition, "voting equity securities" means equity securities having voting power for the election of directors, whether at all times or only so long as no senior class of security has such voting power by reason of any contingency.

       "Total Assets" as of any date means the sum of (i) the Undepreciated Real Estate Assets and (ii) all other assets of the Company and its Subsidiaries deter-mined on a consolidated basis in accordance with GAAP (but excluding accounts receivable and intangibles).

       "Total Unencumbered Assets" means the sum of (i) those Undepreciated Real Estate Assets not subject to an Encumbrance for borrowed money and (ii) all other assets of the Company and its Subsidiaries not subject to an Encumbrance for borrowed money, all determined on a consolidated basis in accordance with GAAP (but excluding accounts receivable and intangibles).

       "Undepreciated Real Estate Assets" as of any date means the cost (original cost plus capital improvements) of real estate assets of the Company and its Subsidiaries on such date, before depreciation and amortization, determined on a consolidated basis in accordance with GAAP.

       "Unsecured Indebtedness" means Indebtedness which is not secured by any Encumbrance upon any of the properties of the Company or any Subsidiary.

                                   ARTICLE TWO

                               THE SERIES OF NOTES

       SECTION 2.1. Title of the Securities.

       There shall be a series of Securities designated the "8-1/8% Notes due 2004."

       SECTION 2.2. Limitation on Aggregate Principal Amount.

       (a) The aggregate principal amount of the 8-1/8% Notes shall be limited to $100,000,000, and, except as provided in this Section and in Section 3.6 of the Indenture, the Company shall not execute and the Trustee shall not authenticate or deliver 8-1/8% Notes in excess of such aggregate principal amount.

       (b) Nothing contained in this Section 2.2 or elsewhere in this Supplemental Indenture No. 2, or in the 8-1/8% Notes, is intended to or shall limit execution by the Company or authentication or delivery by the Trustee of 8-1/8% Notes under the circumstances contemplated by Sections 3.3, 3.4, 3.5, 3.6, 9.6, 11.7 and 13.5 of the Indenture.

       SECTION 2.3. Interest and Interest Rates; Maturity Date of 8-1/8% Notes.

       (a) The 8-1/8% Notes will bear interest at a rate of 8-1/8% per annum, from June 21, 1999 or from the immediately preceding Interest Payment Date to which interest has been paid or duly provided for, payable semi-annually in arrears on June 15 and December 15 of each year, commencing December 15, 1999 (each, an "Interest

Payment Date"), to the Person in whose name such 8-1/8% Note is registered at the close of business on June 1 or December 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date (each, a "Regular Record Date"). Interest on the 8-1/8% Notes will be computed on the basis of a 360-day year comprised of twelve 30-day months.

       (b) The interest so payable on any 8-1/8% Note which is not punctually paid or duly provided for on any Interest Payment Date ("Defaulted Interest") shall forthwith cease to be payable to the Person in whose name such 8-1/8% Note is registered on the relevant Regular Record Date, and such Defaulted Interest shall instead be payable either (i) to the Person in whose name such 8-1/8% Note is registered on the Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice of which shall be given to the Holder of such 8-1/8% Note not less than 10 days prior to such Special Record Date or (ii) may be paid at any time in any other lawful manner in accordance with the Indenture.

       (c) If any Interest Payment Date or Stated Maturity falls on a day that is not a Business Day, the required payment shall be made on the next Business Day as if it were made on the date such payment was due and no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date or Stated Maturity, as the case may be.

       (d) The 8-1/8% Notes will mature on June 15, 2004.

       SECTION 2.4. Limitations on Incurrence of Indebtedness.

       (a) The Company will not, and will not permit any Subsidiary to, incur any Indebtedness if, immediately after giving effect to the incurrence of such additional Indebtedness and the application of the proceeds thereof, the aggregate principal amount of all outstanding Indebtedness of the Company and its Subsidiaries (determined on a consolidated basis in accordance with GAAP) is greater than 60% of the sum of (without duplication) (i) the Total Assets of the Company and its Subsidiaries as of the end of the calendar quarter covered in the Company's Annual Report on Form 10-K or Quarterly Report on Form 10-Q, as the case may be, most recently filed with the Commission (or, if such filing is not permitted under the Exchange Act, with the Trustee) prior to the incurrence of such additional Indebtedness and (ii) the purchase price of any real estate assets or mortgages receivable acquired, and the amount of any securities offering proceeds received (to the extent such proceeds were not used to acquire real estate assets or mortgages receivable or used to reduce Indebtedness), by the Company or any Subsidiary since the end of such calendar quarter, including those proceeds obtained in connection with the incurrence of such additional Indebtedness.

       (b) In addition to the limitation set forth in subsection (a) of this
Section 2.4, the Company will not, and will not permit any Subsidiary to, incur any Indebtedness if the ratio of Consolidated Income Available for Debt Service to the Annual

Debt Service Charge for the four consecutive fiscal quarters most recently ended prior to the date on which such additional Indebtedness is to be incurred shall have been less than 1.5:1, on a pro forma basis after giving effect thereto and to the application of the proceeds therefrom, and calculated on the assumption that (i) such Indebtedness and any other Indebtedness incurred by the Company and its Subsidiaries since the first day of such four-quarter period and the application of the proceeds therefrom, including to refinance other Indebtedness, had occurred at the beginning of such period; (ii) the repayment or retirement of any other Indebtedness by the Company and its Subsidiaries since the first day of such four-quarter period had been repaid or retired at the beginning of such period (except that, in making such computation, the amount of Indebtedness under any revolving credit facility shall be computed based upon the average daily balance of such Indebtedness during such period);
(iii) in the case of Acquired Indebtedness or Indebtedness incurred in connection with any acquisition since the first day of such four-quarter period, the related acquisition had occurred as of the first day of such period with the appropriate adjustments with respect to such acquisition being included in such pro forma calculation; and (iv) in the case of any acquisition or disposition by the Company or its Subsidiaries of any asset or group of assets since the first day of such four-quarter period, whether by merger, stock purchase or sale, or asset purchase or sale, such acquisition or disposition or any related repayment of Indebtedness had occurred as of the first day of such period with the appropriate adjustments with respect to such acquisition or disposition being included in such pro forma calculation.

       (c) In addition to the limitations set forth in subsections (a) and (b) of this Section 2.4, the Company will not, and will not permit any Subsidiary to, incur any Indebtedness secured by any Encumbrance upon any of the property of the Company or any Subsidiary if, immediately after giving effect to the incurrence of such additional Indebtedness and the application of the proceeds thereof, the aggregate principal amount of all outstanding Indebtedness of the Company and its Subsidiaries (determined on a consolidated basis in accordance with GAAP) which is secured by any Encumbrance on property of the Company or any Subsidiary is greater than 40% of the sum of (without duplication) (i) the Total Assets of the Company and its Subsidiaries as of the end of the calendar quarter covered in the Company's Annual Report on Form 10-K or Quarterly Report on Form 10-Q, as the case may be, most recently filed with the Commission (or, if such filing is not permitted under the Exchange Act, with the Trustee) prior to the incurrence of such additional Indebtedness and (ii) the purchase price of any real estate assets or mortgages receivable acquired, and the amount of any securities offering proceeds received (to the extent that such proceeds were not used to acquire real estate assets or mortgages receivable or used to reduce Indebtedness), by the Company or any Subsidiary since the end of such calendar quarter, including those proceeds obtained in connection with the incurrence of such additional Indebtedness.

       (d) The Company and its Subsidiaries may not at any time own Total Unencumbered Assets equal to less than 150% of the aggregate outstanding principal amount of the Unsecured Indebtedness of the Company and its Subsidiaries on a consolidated basis.

       (e) For purposes of this Section 2.4, Indebtedness shall be deemed to be "incurred" by the Company or a Subsidiary whenever the Company or such Subsidiary shall create, assume, guarantee or otherwise become liable in respect thereof.

       SECTION 2.5. Redemption.

       The 8-1/8% Notes may be redeemed at any time at the option of the Company, in whole or in part, at a redemption price equal to the sum of (i) the principal amount of the Notes being redeemed plus accrued interest thereon to the Redemption Date and (ii) the Make-Whole Amount, if any, with respect to such 8-1/8% Notes (the "Redemption Price").

       SECTION 2.6. Places of Payment.

       The Places of Payment where the 8-1/8% Notes may be presented or surrendered for payment, where the 8-1/8% Notes may be surrendered for registration of transfer or exchange and where notices and demands to and upon the Company in respect of the 8-1/8% Notes and the Indenture may be served shall be in the City of Charlotte, North Carolina, and the office or agency for such purpose shall initially be located at First Union National Bank, 1525 West W.T. Harris Blvd., Charlotte, North Carolina 28288-1153.

       SECTION 2.7. Method of Payment.

       Payment of the principal of and interest on the 8-1/8% Notes will be made at the office or agency of the Company maintained for that purpose (which shall initially be an office or agency of the Trustee), in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that, at the option of the Company, payments of principal and interest on the Notes (other than payments of principal and interest due at Stated Maturity) may be made (i) by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or (ii) by wire transfer to an account maintained by the Person entitled thereto located within the United States, provided, that such Person owns 8-1/8% Notes in an aggregate principal amount of at least $1,000,000 and such Person makes a written request therefor for the appropriate Interest Payment Date.

       SECTION 2.8. Currency.

       Principal and interest on the 8-1/8% Notes shall be payable in Dollars.

       SECTION 2.9. Registered Securities; Global Form.

       The 8-1/8% Notes shall be issuable and transferable in fully registered form as Registered Securities, without coupons. The 8-1/8% Notes shall each be issued in the form of one or more permanent Global Securities. The depository for the 8-1/8% Notes shall be The Depository Trust Company ("DTC"). The 8-1/8% Notes shall not be issuable in definitive form except as provided in Section 3.5 of the Indenture.

       SECTION 2.10. Form of Notes.

       The 8-1/8% Notes shall be substantially in the form attached as Exhibit A hereto.

       SECTION 2.11. Registrar and Paying Agent.

       The Trustee shall initially serve as Registrar and Paying Agent for the Notes.

       SECTION 2.12. Defeasance.

       The provisions of Sections 14.2 and 14.3 of the Indenture, together with the other provisions of Article XIV of the Indenture, shall be applicable to the 8-1/8% Notes. The provisions of Section 14.3 of the Indenture shall apply to the covenants set forth in Section 2.4 of this Supplemental Indenture No. 2 and to those covenants specified in Section 14.3 of the Indenture.

       SECTION 2.13. Waiver of Certain Covenants.

       Notwithstanding the provisions of Section 10.11 of the Indenture, the Company may omit in any particular instance to comply with any term, provision or condition set forth in Sections 10.4 to 10.8, inclusive, of the Indenture, with Section 2.4 of this Supplemental Indenture No. 2 and with any other term, provision or condition with respect to the 8-1/8% Notes (except any such term, provision or condition which could not be amended without the consent of all Holders of the 8-1/8% Notes), if before or after the time for such compliance the Holders of at least a majority in principal amount of all outstanding 8-1/8% Notes or such series thereof, as applicable, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such covenant or condition. Except to the extent so expressly waived, and until such waiver shall become effective, the obligations of the Company in respect of any such term, provision or condition shall remain in full force and effect.

       SECTION 2.14. Acceleration of Maturity; Recission and Annulment.

       If an Event of Default with respect to Securities of any series at the time Outstanding occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities of that series may declare the principal (or, if any Securities are Original Issue Discount Securities or Indexed Securities, such portion of the principal as may be specified in the terms thereof) of, and the Make-Whole Amount, if any, on, all the Securities of that series to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by the Holders), and upon any such declaration such principal or specified portion thereof shall become immediately due and payable. If an Event of Default with respect to the Securities of any series set forth in Section 5.1(6) of the Indenture occurs and is continuing, then in every such case all the Securities of that series shall become immediately due and payable, without notice to the Company, at the principal amount thereof (or, if any Securities are Original Issue Discount Securities or Indexed Securities, such portion of the principal as may be specified in the terms thereof) plus accrued interest to the date the Securities of that series are paid plus the Make-Whole Amount, if any, on the Securities of that series.

       SECTION 2.15. Provision of Financial Information.

       Whether or not the Company is subject to Section 13 or 15(d) of the Exchange Act, the Company will, to the extent permitted under the Exchange Act, file with the Commission the annual reports, quarterly reports and other documents which the Company would have been required to file with the Commission pursuant to such Section 13 or 15(d) if the Company were so subject, such documents to be filed with the Commission on or prior to the respective dates (the "Required Filing Dates") by which the Company would have been required to file such documents if the Company were so subject. The Company will also in any event (x) within 15 days of each Required Filing Date (i) if the Company is not then subject to such Section 13 or 15(d), transmit by mail to all Holders of Notes, as their names and addresses appear in the Security Register, without cost to such Holders, copies of the annual reports and quarterly reports that the Company would have been required to file with the Commission pursuant to
Section 13 or 15(d) of the Exchange Act if the Company were subject to such Sections and (ii) file with the Trustee copies of the annual reports, quarterly reports and other documents that the Company would have been required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act if the Company were subject to such Sections and (y) if filing such documents by the Company with the Commission is not permitted under the Exchange Act, promptly upon written request and payment of the reasonable cost of duplication and delivery, supply copies of such documents to any prospective Holder.

                                  ARTICLE THREE

                            MISCELLANEOUS PROVISIONS

       SECTION 3.1. Ratification of Indenture.

       Except as expressly modified or amended hereby, the Indenture continues in full force and effect and is in all respects confirmed and preserved.

       SECTION 3.2. Fiscal Year.

       The Company shall notify the Trustee of its fiscal year and any change thereof.

       SECTION 3.3. Governing Law.

       This Supplemental Indenture No. 2 and each Note shall be governed by and construed in accordance with the laws of the State of New York. This Supplemental Indenture No. 2 is subject to the provisions of the Trust Indenture Act of 1939, as amended, and shall, to the extent applicable, be governed by such provisions.

       SECTION 3.4. Counterparts.

       This Supplemental Indenture No. 2 may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

       IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture No. 2 to be duly executed by their respective officers hereunto duly authorized, all as of the day and year first written above.



                                        COMMERCIAL NET LEASE REALTY, INC.,
                                        as Issuer

                                        By:
                                           -----------------------
                                           Name:
                                           Title:

                                        FIRST UNION NATIONAL BANK,
                                        as Trustee

                                        By:
                                           -----------------------
                                           Name:
                                           Title:

Exhibit 4.3  Form of Note

UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), 55 WATER STREET, NEW YORK, NEW YORK, TO THE COMPANY (AS DEFINED BELOW) OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING SET FORTH IN THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF DTC OR A NOMINEE OF DTC. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN DTC OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY DTC TO A NOMINEE OF DTC OR ANOTHER NOMINEE OF DTC OR BY DTC OR ITS NOMINEE TO A SUCCESSOR DEPOSITORY OR ITS NOMINEE.

Registered No. ________                                 PRINCIPAL AMOUNT

CUSIP No.:  202218AC7                                   $100,000,000


                        COMMERCIAL NET LEASE REALTY, INC.
                              8 1/8% NOTE DUE 2004

       COMMERCIAL NET LEASE REALTY, INC., a corporation duly organized and existing under the laws of the State of Maryland (herein referred to as the "Company" which term shall include any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE &CO., or registered assigns, upon presentation, the principal sum of ONE HUNDRED MILLION DOLLARS on June 15, 2004 and to pay interest on the outstanding principal amount thereon from June 21, 1999, or from the immediately preceding Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on June 15 and December 15 in each year, commencing December 15 , 1999, at the rate of 8 1/8% per annum, until the entire principal hereof is paid or made available for payment. The interest so payable and punctually paid or duly provided for on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Security is registered at the close of business on the Regular Record Date for such interest which shall be the June 1 or December 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date, and may either be paid to the Person in whose name this Security is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of the Securities not more than 15 days and not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. Payment of the principal of and interest on this Security will be made at the office or agency maintained for that purpose in the City of New York, New York, or elsewhere as provided in the Indenture, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company, payments of principal and interest on the Notes (other than payments of principal and interest due at Maturity) may be made (i) by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or (ii) by wire transfer to an account of the Person entitled thereto located within the United States, provided, that such Person owns Notes in an aggregate principal amount of at least $1,000,000 and such person makes a written request therefor for the appropriate Interest Payment Date.

       Securities of this series are one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of March 25, 1998, as supplemented by Supplemental Indenture No. 2, dated as of June 21, 1999 (as so supplemented, herein called the "Indenture"), between the Company and First Union National Bank (herein called the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are authenticated and delivered. This Security is one of the series designated in the first page thereof, limited in aggregate principal amount to $100,000,000.

       Securities of this series may be redeemed at any time at the option of the Company, in whole or in part, upon notice of not more than 60 nor less than 30 days prior to the Redemption Date, at a redemption price equal to the sum of
(i) the principal amount of the Securities being redeemed plus accrued interest thereon to the Redemption Date and (ii) the Make-Whole Amount, if any, with respect to such Securities.

       The Indenture contains provisions for defeasance at any time of (a)the entire indebtedness of the Company on this Security and (b) certain restrictive covenants and the related defaults and Events of Default applicable to the Company, in each case, upon compliance by the Company with certain conditions set forth in the Indenture, which provisions apply to this Security.

       If an Event of Default with respect to the Securities shall occur and be continuing, the principal of the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.

       As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any interest on or after the respective due dates expressed herein.

       The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities of each series of Securities then Outstanding affected thereby. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

       No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and Make-Whole Amount, if any) and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

       As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any Place of Payment where the principal of(and Make-Whole Amount, if any) and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

       The Securities of this series are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series of a different authorized denomination, as requested by the Holder surrendering the same.

       No service charge shall be made for any such registration of transferor exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

       Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

       No recourse under or upon any obligation, covenant or agreement contained in the Indenture or in this Security, or because of any indebtedness evidenced hereby or thereby, shall be had against any promoter, as such, or against any past, present or future shareholder, officer or director, as such, of the Company or of any successor, either directly or through the Company or any successor, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance of this Security by the Holder thereof and as part of the consideration for the issue of the Securities of this series.

       All capitalized terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

       THE INDENTURE AND THE SECURITIES, INCLUDING THIS SECURITY, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

       Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused "CUSIP" numbers to be printed on the Securities of this series as a convenience to the Holders of such Securities. No representation is made as to the correctness or accuracy of such CUSIP numbers as printed on the Securities, and reliance may be placed only on the other identification numbers printed hereon.

       Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

       IN WITNESS WHEREOF, COMMERCIAL NET LEASE REALTY, INC. has caused this instrument to be duly executed under its corporate seal.

Dated:  June 17, 1999

                               COMMERCIAL NET LEASE REALTY, INC.

                               By:
                                  ----------------------------
                               Name:
                               Title:

Attest:


------------------------------
Secretary


TRUSTEE'S CERTIFICATE OF AUTHENTICATION:

       This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated:  June __, 1999.

                               FIRST UNION NATIONAL BANK,
                                     as Trustee

                               By:
                                  --------------------------
                                  Authorized Signatory

================================================================================


                                 ASSIGNMENT FORM

                   FOR VALUE RECEIVED, the undersigned hereby
                        sells, assigns and transfers unto

PLEASE INSERT SOCIAL
SECURITY OR OTHER IDENTIFYING
NUMBER OF ASSIGNEE
-----------------------------

-----------------------------


--------------------------------------------------------------------------------
   (Please Print or Typewrite Name and Address including Zip Code of Assignee)

--------------------------------------------------------------------------------

the within Security of Commercial Net Lease Realty, Inc. and hereby does irrevocably constitute and appoint

___________________________________________________ Attorney to transfer said
Security on the books of the within-named Company with full power of substitution in the premises.

Dated:
      ----------------                      ------------------------------------


                                            ------------------------------------



NOTICE: The signature to this assignment must correspond with the name as it appears on the first page of the within Security in every particular, without alteration or enlargement or any change whatever.

================================================================================

Exhibit 5  Opinion of Shaw Pittman

                          [Letterhead of Shaw Pittman]

                                  June 17, 1999

Commercial Net Lease Realty, Inc.
400 East South Street
Suite 500
Orlando, Florida  32801

Ladies and Gentlemen:

       We have acted as counsel to Commercial Net Lease Realty, Inc., a Maryland corporation (the "Company"), in connection with the Registration Statement on Form S-3, Registration No. 333-64511 (the "Registration Statement"), filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, and declared effective by the Commission on October 22, 1998. Pursuant to the Registration Statement, the Company proposes to issue and sell $100,000,000 aggregate principal amount of its 8 1/8% Notes due 2004 (the "Notes") to the public pursuant to the terms set forth in the prospectus supplement dated June 17, 1999 (the "Prospectus Supplement") to the prospectus filed as part of the Registration Statement.

       Based upon our examination of the originals or copies of such documents, corporate records, certificates of officers of the Company and other instruments as we have deemed necessary and upon the laws as presently in effect, we are of the opinion that:

       1. The Indenture to be entered into by the Company and First Union National Bank (the "Indenture") and the Supplemental Indenture to be entered into by the Company and First Union National Bank (the "Supplemental Indenture"), when duly executed and delivered by the parties thereto, will represent valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be subject to (a) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally, (b) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (c) the enforceability of forum selection clauses in the federal courts.

       2. When issued, authenticated and delivered pursuant to the Supplemental Indenture, the Notes will represent valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, except as such enforceability may be subject to (a) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally, (b) general principles of equity (regardless of

Commercial Net Lease Realty
June 17, 1999
Page 2

whether such enforceability is considered in a proceeding in equity or at law) and (c) the enforceability of forum selection clauses in the federal courts.

       We express no opinion as to the enforceability of any provisions contained in the Indenture, the Supplemental Indenture or the Notes that constitute waivers which are prohibited by law prior to default. We hereby consent to the filing of this opinion as an exhibit to the Prospectus Supplement. We also consent to the reference to Shaw Pittman under the caption "Legal Matters" in the Prospectus Supplement.

                                          Very truly yours,

                                          /s/  Shaw Pittman

                                          SHAW PITTMAN